UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   October 23, 2003

SmarTire Systems Inc.
(Exact name of registrant as specified in its charter)

Yukon Territory
(State or other jurisdiction of incorporation)

0-29248
(Commission File Number)

not applicable
(IRS Employer Identification No.)

150-13151 Vanier Place, Richmond, British Columbia, V6V 2J1
(Address of principal executive offices and Zip Code)

(604) 276-9884
(Registrant's telephone number, including area code)

not applicable
(Former name or former address, if changed since last report.)

Item 5. Other Events.

Reference is made to the press release of the Registrant, issued and disseminated on October 22, 2003, announcing that the Registrant has finalized the agreement appointing Beijing Boom Technology Co. Ltd. as the Master Distributor of SmarTire's industry-leading Tire Pressure Monitoring Systems (TPMS) in China.

This amendment to the Registrant's current report on Form 8-K, originally filed with the Securities and Exchange Commission on October 23, 2003, is being filed for the purpose of re-filing Exhibit 10.1 with certain previously-omitted information included.

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Item 7. Financial Statements and Exhibits.

Exhibits

10.1 Master Distribution Agreement between the Registrant and Beijing Boom Technology Co. Ltd. dated October 17, 2003. (Portions of this document have been omitted and filed separately with the Securities and Exchange Commission pursuant to a Request for Confidential Treatment filed under 17 C.F.R. subsection 200.80(b)(4) and 240.24b-2.)

99.1 Press release issued by the Registrant on October 22, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMARTIRE SYSTEMS INC.

/s/ Jeff Finkelstein
By: Jeff Finkelstein
Chief Financial Officer

Date: January 7, 2004